Annual Report


               Health
               Sciences
               Fund
               ----------------------
               December 31, 1998
               ----------------------

[ARTWORK APPEARS HERE]

T. Rowe Price

REPORT HIGHLIGHTS
----------------------------------
Health Sciences Fund


 .    Despite significant volatility, the broad market and health care stocks posted strong performances in 1998.

 .    Your fund posted competitive results during the six-month period; 12-month returns, while trailing the benchmark, were also strong.

 .    We continued to shift assets toward larger, more-liquid companies with reliable earnings growth prospects.

 .    We increased holdings in pharmaceuticals and biotechnology firms while trimming services and products and devices stocks.

 .    The sector should benefit from major product launches and merger and acquisition activity in 1999, though we are concerned about high valuations.

Fellow Shareholders


The domestic equity markets had a remarkable performance in 1998, posting double-digit gains despite numerous crises in foreign markets and sometimes extreme volatility. Health sciences stocks advanced strongly for the year,

particularly in the second half, aided by larger pharmaceutical companies and selected biotechnology firms.

During the six months ended December 31, 1998, the fund produced an 11.15% gain, outpacing the general market as represented by the Standard & Poor's 500 Stock Index. For the full year, the fund's results were strong but trailed both the S&P 500, which surged in the first half, and the Lipper Health/Biotechnology Fund Index.

----------------------
Performance Comparison
--------------------------------------------------------------

Periods Ended 12/31/98             6 Months         12 Months
--------------------------------------------------------------
Health Sciences Fund               11.15%              22.37%
 ..............................................................
S&P 500                             9.22               28.57
 ..............................................................
Lipper Health/Biotechnology
Fund Index                         11.94               26.00
 ..............................................................

YEAR-END DISTRIBUTIONS

On December 15, 1998, your Board of Directors declared a long-term capital gain distribution of $0.44 per share and a short-term capital gain distribution of $0.22 to shareholders of record on that date. The distribution was paid on December 17. You should already have received your check or statement reflecting this distribution, as well as Form 1099-DIV summarizing this information for 1998 tax purposes.

MARKET ENVIRONMENT

The past year was simply amazing. The Dow Jones Industrials and the S&P 500 both soared to double-digit gains, with the S&P notching its fourth consecutive year of returns in excess of 20%. These performances were unprecedented, and came in spite of such adverse geo-political events as the impeachment of the U.S. President, financial default by the Russian government, and the end of Baltimore Oriole Cal Ripken's consecutive game streak at 2,632. Although corporate profit growth slowed, the U.S. financial markets remained robust,

-------------------------------------------------
Preparing For The Year 2000
-------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

fueled by a record $1.6 trillion in proposed mergers and acquisitions and an accommodative Federal Reserve. Large-capitalization stocks once again outpaced their smaller counterparts: the S&P gained close to 29% compared with a nearly 3% decline in the small-cap Russell 2000 Index.

HEALTH CARE STOCKS EXPERIENCED THE FULL SPECTRUM OF INVESTOR SENTIMENT IN
1998...

The market's gains did not come without volatility, however, especially during the mid-July to early October period. After the market crossed the midyear mark on a positive note, domestic political concerns and heightened emerging market instability raised questions about the U.S. economy and weakened global financial markets. Anticipation of a slowing economy hurt economically sensitive stocks, and tepid financial markets cooled a heated mergers and acquisition environment. This period of extreme pessimism abated halfway through the third quarter: Alan Greenspan became the financial markets' own "Mr. October" by leading the Federal Reserve to three interest rate cuts within seven weeks. A powerful rebound led by technology stocks and turbocharged by Internet mania soon followed. The reignition of merger and acquisition activity added fuel to the fire and included such gargantuan deals as Exxon/Mobil and Bell Atlantic/GTE.

Health care stocks experienced the full spectrum of investor sentiment in 1998, gaining on broad market rallies and struggling during the correction. The market for health care stocks was especially favorable toward the end of the second half. Pharmaceutical stocks were once again solid performers as investors sought to capitalize on their consistent, superior earnings growth. Biotechnology stocks rebounded off their summer lows as investors rewarded companies with the most visible growth prospects. Product and device company performance varied with their prospects for profitable new products, and also their likelihood of participating in the heated merger environment. Services firms once again posted mixed results, with the key variable being the ability of individual companies to meet investor expectations.

PORTFOLIO REVIEW

During the second half of 1998, we continued our efforts to increase the fund's exposure to companies with more tangible growth prospects and to raise the overall market capitalization and trading liquidity of its holdings. These efforts are reflected in our decision to increase exposure to larger-cap pharmaceuticals and established biotechnology stocks. We also increased the average position size in an effort to concentrate the portfolio more on our best investment ideas.

The pharmaceutical position grew from 40% six months ago to 48% at period's end as a result of both additional investments and the solid performance across the sector. We added to positions in industry leaders Pfizer, Warner-Lambert, Schering-Plough, and Eli Lilly, each of which was a significant contributor to second half performance. We also beefed up several mid-size pharmaceutical holdings, such as Elan and Shire Pharmaceuticals. We initiated positions in European-based pharmaceutical companies Glaxo Wellcome and Pharmacia & Upjohn to further broaden our participation in this sector.

-----------------------
Sector Diversification
---------------------------------------------------------
                              6/30/98        12/31/98
---------------------------------------------------------
Pharmaceuticals                 40%             48%
 .........................................................
Health Care Services            25              21
 .........................................................
Products and Devices            17               9
 .........................................................
Biotechnology                   11              17
 .........................................................
Reserves                         7               5
---------------------------------------------------------
Total                          100%            100%

Assets invested in the services sector fell from 25% to 21% during the six-month period. Performance generally lagged, especially among health care providers such as Concentra Managed Care, PhyCor, and Quorum Health Group. We reduced holdings in companies we thought had weakening fundamental outlooks. Positions in PhyCor and Tenet Healthcare were eliminated, as was a stake in the distribution firm Omnicare. At the same time, we increased our holdings in the information sector with additional investments in National Data and a new position in IMS Health, the leading supplier of market data to the pharmaceutical industry. We also added to positions in managed care providers Aetna and United HealthCare. We felt investor sentiment toward this sector had turned overly negative and that prospects for an improved pricing environment were increasing. Notable contributions in an otherwise difficult sector came from Cardinal Health and IMS Health.

We reduced our products and devices investments from 17% of assets at the end of June to 9% at the end of December due to selective profit taking and our continued efforts to improve the overall fundamentals of the portfolio. We cut positions in Boston Scientific, Ventana Medical

Systems, and Collagen, which we felt lacked the potential for consistent earnings growth. We initiated a position in Sofamor/Danek Group, the leader in spinal implants, and added to our stake in Arterial Vascular Engineering. Both of these companies are being acquired by Medtronic, a leader in cardiovascular devices and another holding in the fund. Arterial Vascular Engineering and Guidant posted some of the better returns in this sector, while notable laggards included Boston Scientific and Ventana Medical Systems.

Biotechnology holdings increased from 11% to 17% of assets in six months, the result of both appreciation and additional purchases. Our strategy of shifting assets to biotechnology companies with either established products or products in the later stages of development and approval paid great dividends in the year's final quarter. Holdings in Biogen, Agouron Pharmaceuticals, and Gilead Sciences represented three of the five top contributors in the second half of 1998. We firmly believe that the biotechnology field is fertile with wealth-building opportunities for those able to tolerate its inevitable volatility.

INVESTMENT OUTLOOK

We believe that the health sciences sector will continue to be a dynamic growth area driven by demographic changes, scientific advancements, and the willingness of both wealthy and developing nations to finance health care expenditures. Our primary goal is to create a portfolio of companies that will capitalize on secular trends to produce a predictable stream of earnings and drive long-term value creation. We view pharmaceuticals, products and devices companies, and selected biotechnology companies as most able to meet these requirements.

In the health care sector, 1998 was marked by major product launches (such as Viagra) and torrid merger and acquisition activity. We expect more of the same in 1999. Pain management should capture headlines, highlighted by medicines based on Cox-2 inhibitors from Monsanto/Pfizer and Merck. Mergers and acquisitions should also continue as companies seek to improve their strategic positioning and enhance long-term growth prospects.

Our greatest concerns at the moment are the divergent performances of, and valuation discrepancies between, large- and small-capitalization stocks, as well as the historically high valuations being accorded to fundamentally attractive sectors such as pharmaceuticals and devices.

We are also mindful that the next presidential election cycle will soon be upon us and could lead to increased rhetoric about health care legislation. We are maintaining a measured approach and will seek to benefit from secular growth opportunities and the ebb and flow of investor sentiment. Our underlying belief is that stocks follow earnings over the long term, but we caution investors to moderate their short-term expectations for both the health care field and the general market indexes.

We would like to thank our fellow shareholders for their continued support and reaffirm our commitment to seizing wealth building opportunities on your behalf.

Respectfully submitted,

/s/ Brian D. Stansky

Brian D. Stansky
Chairman of the Investment Advisory Committee

January 20, 1999

T. Rowe Price Health Sciences Fund
-------------------------------------------------------------------------

--------------------
Portfolio Highlights
-------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                             Percent of
                                                             Net Assets
                                                              12/31/98
-------------------------------------------------------------------------
Pfizer                                                            5.0%
 .........................................................................
Eli Lilly                                                         4.4
 .........................................................................
Schering-Plough                                                   4.3
 .........................................................................
Warner-Lambert                                                    3.8
 .........................................................................
Bristol-Myers Squibb                                              3.6
-------------------------------------------------------------------------
Merck                                                             3.3
 .........................................................................
American Home Products                                            3.1
 .........................................................................
Cardinal Health                                                   3.1
 .........................................................................
Johnson & Johnson                                                 2.9
 .........................................................................
Gilead Sciences                                                   2.4
-------------------------------------------------------------------------
National Data                                                     2.4
 .........................................................................
Arterial Vascular Engineering                                     2.1
 .........................................................................
United HealthCare                                                 2.0
 .........................................................................
IDX Systems                                                       2.0
 .........................................................................
Biogen                                                            2.0
-------------------------------------------------------------------------
Medtronic                                                         1.9
 .........................................................................
Elan                                                              1.9
 .........................................................................
Alkermes                                                          1.8
 .........................................................................
PathoGenesis                                                      1.8
 .........................................................................
Teva Pharmaceutical Industries                                    1.8
-------------------------------------------------------------------------
Amgen                                                             1.8
 .........................................................................
Glaxo Wellcome                                                    1.6
 .........................................................................
Aetna                                                             1.6
 .........................................................................
Zeneca Group                                                      1.6
 .........................................................................
Inhale Therapeutic Systems                                        1.6
-------------------------------------------------------------------------
Total                                                            63.8%

T. Rowe Price Health Sciences Fund
-------------------------------------------------------------------------

--------------------
Portfolio Highlights
-------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended December 31, 1998

Ten Best Contributors
--------------------------------------------------------------------------
PathoGenesis                                                     20(cents)
 ..........................................................................
Biogen                                                           20
 ..........................................................................
Eli Lilly                                                        19
 .........................................................................
Agouron Pharmaceuticals                                          17
 .........................................................................
Gilead Sciences                                                  14
 .........................................................................
Arterial Vascular Engineering                                    10
 .........................................................................
Pfizer                                                           10
 .........................................................................
Schering-Plough                                                   9
 .........................................................................
MedImmune                                                         9
 .........................................................................
Centocor **                                                       9
--------------------------------------------------------------------------
Total                                                           137(cents)

Ten Worst Contributors
--------------------------------------------------------------------------
Concentra Managed Care                                         - 15(cents)
 .........................................................................
Oxford Health Plans **                                           11
 .........................................................................
PhyCor **                                                        11
 .........................................................................
Quorum Health Group                                              11
 .........................................................................
Monsanto                                                         11
 .........................................................................
United HealthCare                                                 8
 .........................................................................
Global Pharmaceutical **                                          5
 .........................................................................
Boston Scientific **                                              5
 .........................................................................
Ventana Medical Systems                                           4
 .........................................................................
Xenova Group                                                      4
--------------------------------------------------------------------------
Total                                                          - 85(cents)

12 Months Ended December 31, 1998

Ten Best Contributors
--------------------------------------------------------------------------
Biogen                                                           28(cents)
 .........................................................................
Pfizer                                                           27
 .........................................................................
Warner-Lambert                                                   20
 .........................................................................
Eli Lilly *                                                      19
 .........................................................................
Agouron Pharmaceuticals                                          17
 .........................................................................
R.P. Scherer ***                                                 15
 .........................................................................
PathoGenesis                                                     15
 .........................................................................
Bristol-Myers Squibb                                             14
 .........................................................................
Gilead Sciences *                                                13
 .........................................................................
Merck                                                            13
--------------------------------------------------------------------------
Total                                                           181(cents)

Ten Worst Contributors
--------------------------------------------------------------------------
PhyCor **                                                      - 24(cents)
 .........................................................................
Concentra Managed Care *                                         18
 .........................................................................
Oxford Health Plans **                                           13
 .........................................................................
Quorum Health Group                                              11
 .........................................................................
Dura Pharmaceuticals **                                          10
 .........................................................................
COR Therapeutics                                                  6
 .........................................................................
Global Pharmaceutical **                                          5
 .........................................................................
Xenova Group                                                      5
 .........................................................................
Dentsply International **                                         5
 .........................................................................
Guilford Pharmaceuticals                                          3
--------------------------------------------------------------------------
Total                                                         - 100(cents)

  * Position added
 ** Position eliminated
*** Acquired by another company

T. Rowe Price Health Sciences Fund
----------------------------------------------------------------------------

-----------------------
Performance Comparison
----------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

HEALTH SCIENCES FUND
----------------------------------------------------------------------------

                            [LINE GRAPH APPEAR HERE]


               Date        S&P 500 Stock Index   Health Science Fund
           -----------     -------------------   -------------------
             12/29/95            $10,000              $10,000
             12/31/96            $12,296              $12,675
             12/31/97            $16,398              $15,136
             12/31/98            $21,083              $18,522

------------------------------------
Average Annual Compound Total Return
----------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                  Since       Inception
Periods Ended 12/31/98    1 Year    3 Years   Inception            Date
----------------------------------------------------------------------------
Health Sciences Fund      22.37%     22.81%      22.76%        12/29/95
 ............................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


------------------------
Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                         Year                        12/29/95
                                        Ended                         Through
                                     12/31/98        12/31/97        12/31/96
NET ASSET VALUE
Beginning of period                  $  13.66        $  12.27        $  10.00
                                     ...........................................
Investment activities
        Net investment income           (0.04)          (0.03)          (0.03)*
        Net realized and
        unrealized gain (loss)           3.05            2.39            2.70
                                     ...........................................
        Total from
        investment activities            3.01            2.36            2.67
                                     ...........................................
Distributions
        Net realized gain               (0.66)          (0.97)          (0.40)
                                     ...........................................

NET ASSET VALUE
End of period                        $  16.01        $  13.66        $  12.27
                                     -------------------------------------------

Ratios/Supplemental Data

Total return(+)                         22.37%          19.41%          26.75%*
 ................................................................................
Ratio of expenses to
average net assets                       1.16%           1.18%           1.35%*
 ................................................................................
Ratio of net investment
income to average
net assets                              (0.25)%         (0.21)%         (0.32)%*
 ................................................................................
Portfolio turnover rate                  85.7%          104.4%          133.1%
 ................................................................................
Net assets, end of period
(in thousands)                       $316,573        $271,351        $193,958
 ................................................................................



(+) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/97.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
                                                           December 31, 1998

---------------------------
Statement of Net Assets                               Shares            Value
--------------------------------------------------------------------------------
                                                                 In thousands

Common Stocks 95.1%

SERVICES 21.3%

Payors 5.0%

Aetna                                                 65,000       $    5,111
 ..............................................................................
United HealthCare                                    150,000            6,459
 ..............................................................................
Wellpoint Health Networks *                           50,000            4,350
 ..............................................................................
                                                                       15,920
                                                                   ...........
Providers 5.4%

American Oncology Resources *                        320,000            4,680
 ..............................................................................
Columbia/HCA Healthcare                              175,000            4,331
 ..............................................................................
Quorum Health Group *                                250,000            3,226
 ..............................................................................
Total Renal Care Holdings *                          165,000            4,878
 ..............................................................................
                                                                       17,115
                                                                   ...........
Information 5.8%

IDX Systems *                                        141,500            6,235
 ..............................................................................
IMS Health                                            60,000            4,526
 ..............................................................................
National Data                                        155,000            7,547
 ..............................................................................
                                                                       18,308
                                                                   ...........
Distribution 3.1%

Cardinal Health                                      128,250            9,731
 ..............................................................................
                                                                        9,731
                                                                   ...........
Other Services 2.0%

Concentra Managed Care *                             190,500            2,018
 ..............................................................................
Covance *                                            150,000            4,369
 ..............................................................................
                                                                        6,387
                                                                   ...........
Total Services                                                         67,461
                                                                   ...........
PRODUCTS & DEVICES 8.7%

Supply 1.1%

Analogic                                              96,800            3,642
 ..............................................................................
                                                                        3,642
                                                                   ...........
Implants 7.6%

Arterial Vascular Engineering *                      125,000            6,551
 ..............................................................................
Guidant                                               40,000            4,410
 ..............................................................................
Medtronic                                             80,000            5,940
 ..............................................................................

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


                                                       Shares          Value
------------------------------------------------------------------------------
                                                                In thousands

Mentor                                                 200,000      $  4,681
 ..............................................................................
Sofamor/Danek Group *                                   19,700         2,399
 ..............................................................................
                                                                      23,981
                                                                    ..........
Total Products & Devices                                              27,623
                                                                    ..........
PHARMACEUTICALS 48.0%

U.S. Major - Pharmaceuticals 31.3%
American Home Products                                 175,000         9,855
 ..............................................................................
Bristol-Myers Squibb                                    85,000        11,374
 ..............................................................................
Eli Lilly                                              155,000        13,776
 ..............................................................................
Johnson & Johnson                                      110,000         9,226
 ..............................................................................
Merck                                                   70,000        10,338
 ..............................................................................
Monsanto                                                60,000         2,886
 ..............................................................................
Pfizer                                                 127,000        15,930
 ..............................................................................
Schering-Plough                                        245,000        13,536
 ..............................................................................
Warner-Lambert                                         160,000        12,030
 ..............................................................................
                                                                      98,951
                                                                    ..........
European Major - Pharmaceuticals 4.6%
Glaxo Wellcome ADR                                      75,000         5,212
 ..............................................................................
Pharmacia & Upjohn                                      75,000         4,247
 ..............................................................................
Zeneca Group (GBP)                                      50,000         2,178
 ..............................................................................
Zeneca Group ADR                                        64,200         2,881
 ..............................................................................
                                                                      14,518
                                                                    ..........
Generic & Drug Delivery 12.1%

Alkermes *                                             261,200         5,779
 ..............................................................................
Elan ADR *                                              85,000         5,913
 ..............................................................................
Forest Laboratories *                                   30,000         1,596
 ..............................................................................
Inhale Therapeutic Systems *++                         151,750         5,003
 ..............................................................................
PathoGenesis *                                         100,000         5,744
 ..............................................................................
Shire Pharmaceuticals ADR *                            200,000         4,012
 ..............................................................................
Teva Pharmaceutical Industries ADR                     140,000         5,709
 ..............................................................................
Watson Pharmaceuticals *                                75,000         4,716
 ..............................................................................
                                                                      38,472
                                                                    ..........
Total Pharmaceuticals                                                151,941
                                                                    ..........

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


                                                          Shares          Value
--------------------------------------------------------------------------------
                                                                   In thousands

BIOTECHNOLOGY 14.5%

U.S. Major - Biotechnology 10.6%
 ................................................................................
Agouron Pharmaceuticals *                                 59,022      $   3,466
 ................................................................................
Amgen *                                                   54,400          5,685
 ................................................................................
BioChem Pharma *                                          82,100          2,355
 ................................................................................
Biogen *                                                  74,800          6,204
 ................................................................................
Chiron *                                                 100,800          2,636
 ................................................................................
Gilead Sciences *                                        187,500          7,693
 ................................................................................
MedImmune *                                               41,000          4,087
 ................................................................................
Sepracor *                                                17,000          1,498
 ................................................................................
                                                                         33,624
                                                                      ..........
Other Biotechnology 3.9%

COR Therapeutics *                                       175,900          2,347
 ................................................................................
Guilford Pharmaceuticals *                               120,000          1,721
 ................................................................................
Magainin Pharmaceuticals, Warrants, 8/6/01 *++            84,325              0
 ................................................................................
Millennium Pharmaceuticals *                             100,000          2,582
 ................................................................................
Neurocrine Biosciences *                                 288,600          1,930
 ................................................................................
Xenova Group (GBP) *                                     363,000            211
 ................................................................................
Zonagen *                                                175,000          3,314
 ................................................................................
                                                                         12,105
                                                                      ..........
Total Biotechnology                                                      45,729
                                                                      ..........
Miscellaneous Common Stocks 2.6%                                          8,198
                                                                      ..........
Total Common Stocks (Cost $235,845)                                     300,952
                                                                      ..........
Short-Term Investments 8.2%

Money Market Funds 8.2%

Reserve Investment Fund, 5.42% #                      26,051,789         26,052
 ................................................................................
Total Short-Term Investments (Cost $26,052)                              26,052
                                                                      ..........

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities

103.3% of Net Assets (Cost $261,897)                               $    327,004
Other Assets Less Liabilities                                           (10,431)
                                                                   .............

NET ASSETS                                                         $    316,573
                                                                   -------------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions                $9,307
Net unrealized gain (loss)                                               65,107
Paid-in-capital applicable to 19,771,215 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        242,159
                                                                   .............

NET ASSETS                                                         $    316,573
                                                                   -------------
NET ASSET VALUE PER SHARE                                          $      16.01
                                                                   -------------


#    Seven-day yield
*    Non-income producing
++ Securities contain some restrictions as to public resale--total of such securities at period-end amounts to 1.58% of net assets.
ADR  American Depository Receipt
GBP  British sterling


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                      Year
                                                                     Ended
                                                                  12/31/98
Investment Income
Income
  Dividend                                                      $    1,392
  Interest                                                           1,218
                                                                ..........
  Total income                                                       2,610
                                                                ..........
Expenses
  Investment management                                              1,926
  Shareholder servicing                                              1,039
  Prospectus and shareholder reports                                   119
  Custody and accounting                                                99
  Registration                                                          89
  Legal and audit                                                       13
  Directors                                                              7
  Miscellaneous                                                         41
                                                                ..........
  Total expenses                                                     3,333
                                                                ..........
Net investment income                                                 (723)
                                                                ..........

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                        15,042
  Foreign currency transactions                                       (111)
                                                                ..........
  Net realized gain (loss)                                          14,931
                                                                ..........
Change in net unrealized gain or loss
  Securities                                                        43,904
  Other assets and liabilities
  denominated in foreign currencies                                      3
                                                                ..........
  Change in net unrealized gain or loss                             43,907
                                                                ..........
Net realized and unrealized gain (loss)                             58,838
                                                                ..........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $   58,115
                                                                ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Health Sciences Fund
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----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                          Year
                                                         Ended
                                                        12/31/98       12/31/97
Increase (Decrease) in Net Assets
Operations
  Net investment income                              $     (723)    $     (533)
  Net realized gain (loss)                               14,931         25,668
  Change in net unrealized gain or loss                  43,907         16,196
                                                     .........................
  Increase (decrease) in net assets from operations      58,115         41,331
                                                     .........................
Distributions to shareholders
  Net realized gain                                     (12,484)       (18,004)
                                                     .........................
Capital share transactions *
  Shares sold                                           103,398        164,002
  Distributions reinvested                               12,130         17,508
  Shares redeemed                                      (115,937)      (127,444)
  Increase (decrease) in net assets from capital
  share transactions                                       (409)        54,066
                                                     .........................
Net Assets
Increase (decrease) during period                        45,222         77,393
Beginning of period                                     271,351        193,958
                                                     .........................
End of period                                        $  316,573     $  271,351
* Share information                                  -------------------------
  Shares sold                                             7,046         12,409
  Distributions reinvested                                  811          1,311
  Shares redeemed                                        (7,954)        (9,662)
                                                     .........................
  Increase (decrease) in shares outstanding                 (97)         4,058


The accompanying notes are an integral part of these financial statements.

16
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T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998


-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 29, 1995.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

17
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T. Rowe Price Health Sciences Fund
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Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $230,701,000 and $248,335,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                                 $  723,000
Undistributed net realized gain                                       (689,000)
Paid-in-capital                                                        (34,000)

At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $261,897,000. Net unrealized gain aggregated $65,107,000 at period end, of which $73,717,000 related to appreciated investments and $8,610,000 to depreciated investments.

18
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T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $171,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $874,000 for the year ended December 31, 1998, of which $95,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $1,015,000 and are reflected as interest income in the accompanying Statement of Operations.

19
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T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


---------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Health Sciences Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

20
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T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


-----------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Service. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .    $4,162,000 from short-term capital gains,

 .    $8,322,000 from long-term capital gains, all of which is subject to the 20%
     rate gains category.

For corporate shareholders, $1,072,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Health Sciences Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.   F10-050  12/31/98